BURNHAM INVESTORS TRUST

BURNHAM FUND

BURHX (Class A)

BURJX (Class C)

No Ticker (Class I)

BURNHAM FINANCIAL SERVICES FUND

BURKX (Class A)

BURNX (Class C)

No Ticker (Class I)

BURNHAM FINANCIAL LONG/SHORT FUND

BURFX (Class A)

BURCX (Class C)

BMFIX (Class I)

BURNHAM ENERGY INCOME AND MLP FUND
No Ticker (Class A)
No Ticker (Class C)
No Ticker (Class I)

Supplement dated May 31, 2016

to the Prospectuses for Class A and C shares dated May 1, 2016 (the “Class A/C Prospectuses”),

the Prospectuses for Class I shares dated May 1, 2016 (the “Class I Prospectuses,” and together with the Class A/C Prospectuses, the “Prospectuses”), and the Statements of Additional Information dated May 1, 2016 (the “SAIs”)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectuses.

The Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”) unanimously voted at an in-person meeting held on May 19, 2016 not to renew the Trust’s investment advisory agreement with Burnham Asset Management Corporation (“Burnham”), which expires by its terms on June 30, 2016.

At a meeting held on May 30, 2016, the Board unanimously voted to approve an interim advisory agreement with RMB Capital Management, LLC (“RMB”) (the “Interim Advisory Agreement”), for the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund (each, a “Fund” and collectively, the “Funds”) and an interim sub-advisory agreement between RMB and Mendon Capital Advisors Corp. (“Mendon”) (together with the Interim Advisory Agreement, the “Interim Agreements”) for the Burnham Financial Services Fund and Burnham Financial Long/Short Fund.

Under the Interim Agreements, which will take effect on the earlier of July 1, 2016 or upon the termination of the investment advisory agreement with Burnham (“Effective Date”), the Burnham Financial Services Fund and Burnham Financial Long/Short Fund will continue to be sub-advised by Mendon Capital Advisors Corp. (“Mendon”). Anton Schutz will remain the portfolio manager of both Funds. Mr. Schutz is the President and Chief Investment Officer of Mendon.

RMB is an independent diversified financial services firm with approximately $4.5 billion in assets under management that provides advisory and investment services to individuals, institutions, and employers, utilizing both internally and externally managed investment products. RMB currently performs certain administrative services for Mendon. RMB is located at 115 LaSalle Street, 34th Floor, Chicago, IL 60603, (312) 993-5800.

Following the Effective Date, both RMB and Mendon will provide investment advisory services to the Funds for the same fee each Fund was obligated to pay under its current agreements with Burnham and Mendon, as applicable, and under terms that are materially identical to the existing agreements with Burnham and Mendon, except:

•	the term of the Interim Agreements is the earlier of 150 days from the Effective Date or the date upon which a Fund’s shareholders approve a long-term advisory agreement between the Trust, on behalf of a Fund, and RMB;

•	the Board, or a majority of a Fund’s outstanding voting securities, may terminate the Interim Agreements at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice;

•	the Interim Advisory Agreement includes a mutual indemnity provision for the benefit of RMB and the Trust, subject to the limitations under the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, as applicable;

•	the Interim Agreements provide that there are no intended third party beneficiaries and that the exclusive jurisdiction of any action, suit or proceeding arising out of or relating to the Interim Agreements is the federal and state courts residing in New York, New York;

•	the compensation earned under each of the Interim Agreements will be held in an interest-bearing escrow account for each such Interim Agreement with the Funds’ custodian or a bank until such time as a Fund’s shareholders either approve or reject a long-term advisory agreement or in the case of the Mendon, the long-term sub-advisory agreement;

•	if the shareholders approve a long-term advisory agreement with RMB and a long-term sub-advisory agreement with Mendon, then RMB and Mendon will be entitled to receive the full amount held in the respective escrow account; and

•	if the shareholders do not approve a long-term advisory agreement with RMB or a long-term sub-advisory agreement with Mendon, then each of RMB or Mendon will be entitled to receive out of the respective escrow account the lesser of (i) any costs incurred in performing the Interim Agreements (plus interest earned on that amount while in escrow), or (ii) the total amount in the escrow account (plus interest earned).

At the May 30, 2016 meeting, the Board also considered and approved the calling of a special meeting of shareholders and solicitation of proxies, which are expected to take place as soon as practicable, to consider and vote on approval of a long-term investment advisory agreement between the Trust and RMB and a long-term sub-advisory agreement between RMB and Mendon.

BURNHAM INVESTORS TRUST

BURNHAM FUND

BURHX (Class A)

BURJX (Class C)

No Ticker (Class I)

BURNHAM FINANCIAL SERVICES FUND

BURKX (Class A)

BURNX (Class C)

No Ticker (Class I)

BURNHAM FINANCIAL LONG/SHORT FUND

BURFX (Class A)

BURCX (Class C)

BMFIX (Class I)

BURNHAM ENERGY INCOME AND MLP FUND
No Ticker (Class A)
No Ticker (Class C)
No Ticker (Class I)

Supplement dated May 31, 2016

to the Statements of Additional Information dated May 1, 2016

(the “SAIs”)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the SAIs.

Effective as of the close of business May 18, 2016, Mr. Jon M. Burnham resigned from his position as interested Trustee and Chairman of the Board of Trustees (“Board”) of Burnham Investors Trust (the “Trust”). Effective May 30, 2016, Ms. Margaret M. Eisen was elected to serve as Chair of the Board. Ms. Eisen has served on the Board and as Lead Independent Trustee since 2013. Ms. Eisen is not an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended.